EXHIBIT I

SECURITY AGREEMENT
dated as of
May 9, 2014,
among
DIAMOND RESORTS INTERNATIONAL, INC.,

DIAMOND RESORTS CORPORATION,

the other Subsidiaries of Holdings
from time to time party hereto

and
CREDIT SUISSE AG,
as Collateral Agent

	TABLE OF CONTENTS
		Page
	ARTICLE I
	Definitions
SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

	ARTICLE II
	Pledge of Securities
SECTION 2.01.	Pledge	9
SECTION 2.02.	Delivery of the Pledged Collateral	10
SECTION 2.03.	Representations, Warranties and Covenants	11
SECTION 2.04.	Certification of Limited Liability Company Interests and Limited Partnership Interests	12
SECTION 2.05.	Registration in Nominee Name; Denominations	12
SECTION 2.06.	Voting Rights; Dividends and Interest, Etc	13

	ARTICLE III
	Security Interests in Personal Property
SECTION 3.01.	Security Interest	15
SECTION 3.02.	Representations and Warranties	17
SECTION 3.03.	Covenants	19
SECTION 3.04.	Other Actions	23
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	25

	ARTICLE IV
	Remedies
SECTION 4.01.	Remedies Upon Default	27
SECTION 4.02.	Application of Proceeds	28
SECTION 4.03.	Grant of License to Use Intellectual Property	29
SECTION 4.04.	Securities Act, Etc	29
SECTION 4.05.	Registration	30
SECTION 4.06.	Disposition of Collateral	31

	ARTICLE V
	Indemnity, Subrogation and Subordination
SECTION 5.01.	Indemnity and Subrogation	31
SECTION 5.02.	Contribution and Subrogation	31

SECTION 5.03.	Subordination	32

	ARTICLE VI
	Miscellaneous
SECTION 6.01.	Notices	32
SECTION 6.02.	Security Interest Absolute	32
SECTION 6.03.	Survival of Agreement	33
SECTION 6.04.	Binding Effect; Several Agreement	33
SECTION 6.05.	Successors and Assigns	33
SECTION 6.06.	Collateral Agent’s Fees and Expenses; Indemnification	33
SECTION 6.07.	Collateral Agent Appointed Attorney-in-Fact	34
SECTION 6.08.	Applicable Law	35
SECTION 6.09.	Waivers; Amendment	35
SECTION 6.10.	WAIVER OF JURY TRIAL	36
SECTION 6.11.	Severability	36
SECTION 6.12.	Counterparts	36
SECTION 6.13.	Headings	37
SECTION 6.14.	Jurisdiction; Consent to Service of Process	37
SECTION 6.15.	Termination or Release	37
SECTION 6.16.	Additional Subsidiaries	38
SECTION 6.17.	Right of Setoff	38
SECTION 6.18.	Maximum Liability	38
	Schedules
Schedule I	Subsidiary Grantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Excluded Equity Interests
Schedule IV	Resorts
Schedule V	Intellectual Property

	Exhibits
Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

SECURITY AGREEMENT dated as of May 9, 2014 (this “Agreement”), among DIAMOND RESORTS CORPORATION, a Maryland corporation (the “Borrower”), DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the other Subsidiaries of Holdings from time to time party hereto (the “Subsidiary Grantors”) and CREDIT SUISSE AG, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”).
Preliminary Statement
Reference is made to the Credit Agreement dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) and Collateral Agent. The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and subject to the conditions set forth in, the Credit Agreement.
The obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each other Grantor. Each Grantor (other than the Borrower) is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement, and each Grantor is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including in the preliminary statement hereto) and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC unless context requires otherwise.
(a) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.
“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.
“Agreement” shall have the meaning assigned to such term in the preamble hereto.
“Article 9 Collateral” shall have the meaning assigned to such term in Section 3.01.
“Borrower” shall have the meaning assigned to such term in the preamble hereto.
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, commercial credit card and merchant card services, stored value card services, electronic funds transfer and other cash management arrangements to any Loan Party.
“Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement, is a Lender, an Arranger or the Administrative Agent or an Affiliate of any of the foregoing or (b) in the case of any Cash Management Agreement in effect as of the Closing Date, is, as of the Closing Date, a Lender, an Arranger or the Administrative Agent or an Affiliate of any of the foregoing and a party to a Cash Management Agreement, in each case, in its capacity as a party to such Cash Management Agreement.
“Claiming Grantor” shall have the meaning assigned to such term in Section 5.02.
“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.
“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.
“Collection” shall mean each of the Diamond Resorts U.S. Collection, the Diamond Resorts Hawaii Collection, the Diamond Resorts California Collection and any successor or similar club (including the Diamond Resorts European Collection, the Premiere Vacation Collection, the Monarch Grand Vacations Collection and the Diamond Resorts Mediterranean Collection).
“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Contributing Grantor” shall have the meaning assigned to such term in Section 5.02.
“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.
“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule V.
“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement hereto.
“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Excluded Accounts” shall mean (a) payroll accounts, (b) employee trust accounts, (c) escrow accounts, (d) cash collateral accounts for credit card companies, (e) tax accounts, (f) accounts containing rental payments for Resort occupancy collected on behalf of the applicable homeowners’ association or individual unit owners and that may not be controlled without the consent of such parties and (g) accounts containing amounts collected on behalf of business partners of a Grantor and that may not be controlled without the consent of such business partners; provided that, in the case of clauses (f) and (g), such accounts are reconciled no less frequently than once a month and all amounts allocated to Holdings, the Borrower or a Subsidiary Grantor in such reconciliations are deposited reasonably promptly in a Deposit Account that is controlled in accordance with Section 3.04(b).
“Excluded Collateral” shall mean all Timeshare Receivables and Excluded Accounts.
“Excluded Swap Guarantor” shall mean Holdings and/or any Subsidiary Guarantor all or a portion of whose Guarantee of, or grant of a security interest to secure, any Obligations arising under or otherwise with respect to any Secured Hedging Agreement (or any Guarantee thereof) is now or hereafter becomes illegal (disregarding for purposes of assessing any such illegality the last sentence of the definition of the term “Obligations”)

under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).
“Excluded Swap Obligations” shall mean, with respect to Holdings and/or any Subsidiary Guarantor, any Obligations arising under or otherwise with respect to any Secured Hedging Agreement if, and to the extent that, all or a portion of the Guarantee by Holdings or such Subsidiary Guarantor of, or the grant by Holdings or such Subsidiary Guarantor of a security interest to secure, such Obligations (or any Guarantee thereof) is now or hereafter becomes illegal (disregarding for purposes of assessing any such illegality the last sentence of the definition of the term “Obligations”) under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If any such Obligation arises under a master agreement governing more than one hedging arrangement, such exclusion shall apply only to the portion of such Obligation that is attributable to hedging arrangements for which such Guarantee or security interest is or becomes illegal.
“Executive Services Agreement” shall mean the Amended and Restated Homeowner Association Oversight, Consulting and Executive Management Services Agreement dated as of December 31, 2012, by and between the Borrower and Hospitality Management and Consulting Service, L.L.C., a Nevada limited liability company.
“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.04.
“General Intangibles” shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements, Material Contracts and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.
“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any self-regulatory organization and any supra-national bodies such as the European Union or the European Central Bank).
“Grantors” shall mean Holdings, the Borrower and the Subsidiary Grantors.
“Hedge Bank” shall mean any Person that (a) at the time it enters into a Hedging Agreement , is a Lender, an Arranger or the Administrative Agent or an Affiliate

of any of the foregoing or (b) with respect to Hedging Agreements in effect as of the Closing Date, is, as of the Closing Date, a Lender, an Arranger or the Administrative Agent or an Affiliate of any of the foregoing and a party to a Hedging Agreement, in each case, in its capacity as a party to such Hedging Agreement.
“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement or other interest or currency exchange rate hedging arrangement.
“Holdings” shall have the meaning assigned to such term in the preamble hereto.
“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know‑how, show‑how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
“IP Security Agreements” shall have the meaning assigned to such term in Section 3.02(b).
“Lenders” shall have the meaning assigned to such term in the preliminary statement.
“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule V.
“Material Contracts” shall mean the Executive Services Agreement, each Property Management Agreement, all material agreements of each Collection and any material agreements related to a Reservation System.
“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Secured Cash Management Agreement or Secured Hedging Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding (or would accrue but for the operation of applicable Debtor Relief Laws), regardless of whether such interest and fees are allowed or allowable claims in such proceeding; provided that (a) obligations of the Loan Parties under any Secured Cash Management Agreement or Secured Hedging Agreement shall be secured and guaranteed pursuant to the Loan Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Guarantees effected in a manner permitted by any Loan Document shall not require the consent of holders of obligations under Secured Hedging Agreements or obligations under Secured Cash Management Agreements. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (i) the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Loan Document and (ii) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that the Administrative Agent, the Collateral Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding the foregoing, in the case of any Excluded Swap Guarantor, “Obligations” shall not include Excluded Swap Obligations of such Excluded Swap Guarantor.
“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.
“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule V, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of Holdings and the Borrower.
“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.
“Points” shall mean points or a similar form of currency, the redemption of which entitles the holder thereof to reserve the use and occupancy of a residential accommodation at a Points Based Resort.

“Points Based Resort” shall mean the Resorts identified on Schedule IV as “Points Based Resorts” and any other Resort that is designated after the Closing Date, by means of a certificate delivered to the Collateral Agent by a Responsible Officer of Holdings or the Borrower, as a Resort at which holders of Points Based Time Share Interests are entitled to reserve the use and occupancy of residential accommodations.
“Points Based Time Share Interest” shall mean a Time Share Interest (including a club membership) that is denominated in Points. Any Grantor that is a seller of Points Based Time Share Interests shall be deemed the owner of a Points Based Time Share Interest to the extent of its unsold Points from time to time.
“Pledged Collateral” shall have the meaning assigned to such term in Section 2.01.
“Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01.
“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
“Pledged Stock” shall have the meaning assigned to such term in Section 2.01.
“Property Management Agreement” shall mean a management agreement entered into by and between a homeowners’ association and a property management company, pursuant to which the property manager is to provide management and other services with respect to a Resort.
“Reservation System” shall mean the reservation system operated by THE Club, a Florida corporation, and any other system(s) pursuant to which reservations for particular locations, times, lengths of stay and unit types at Points Based Resorts with respect to Points Based Time Share Interests are received, accepted, modified or canceled.
“Resort” shall mean a time share residential real estate property identified on Schedule IV or any other time share residential real estate property with respect to which any Grantor sells Time Share Interests after the Closing Date, including in each case the land on which such project is located, all buildings and other improvements thereon and all fixtures located at or used in connection with such project.
“Responsible Officer” of any Person shall mean any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.
“Secured Hedging Agreement” means any Hedging Agreement not prohibited under Section 6.01 of the Credit Agreement that is entered into by and between any Loan Party and any Hedge Bank.
“Secured Parties” shall mean (a) the Administrative Agent, (b) the Collateral Agent, (c) the beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (d) the Lenders, (e) the Hedge Banks to the extent they are party to one or more Secured Hedging Agreements, (f) the Cash Management Banks to the extent they are party to one or more Secured Cash Management Agreements and (g) the permitted successors and assigns of each of the foregoing.
“Security Interest” shall have the meaning assigned to such term in Section 3.01.
“Subsidiary Grantor” shall have the meaning assigned to such term in the preamble hereto. The Subsidiary Grantors party to this Agreement as of the date hereof are set forth on Schedule I hereto.
“Time Share Interest” shall mean a timeshare interest or interval, however defined in the applicable condominium or timeshare declaration, trust agreement or other relevant document or instrument pursuant to which such timeshare interest or interval is created, whether or not coupled with a fee simple interest in real estate, together with all rights, benefits, privileges and interests appurtenant thereto, including the right to use and occupy a residential unit within the applicable Resort and the common areas and common furnishings appurtenant to such unit for a specified period of time, on an annual or a biennial basis, as more specifically described in the applicable declaration or other relevant document or instrument. Time Share Interests shall include Points Based Time Share Interests.
“Time Share Mortgage” shall mean a mortgage, deed of trust or other security interest on or with respect to a Time Share Interest, including any financing instruments for Time Share Interests in St. Maarten and for Points Based Time Share Interests.
“Time Share Receivables” shall mean Time Share Mortgage receivables originated upon the sale of Time Share Interests.
“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.
“Unfunded Advances” shall mean the aggregate amount of an applicable Borrowing, if any, (a) made available to the Borrower by the Administrative Agent on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (b) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender.
ARTICLE II

Pledge of Securities
SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a first-priority security interest in, all of such Grantor’s right, title and interest in, to and under:
(a) (i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include (x) more than 66% of the issued and outstanding voting Equity Interests of any first tier Foreign Subsidiary to the extent that the pledge of any greater percentage would result in adverse tax consequences to Holdings, (y) any Equity Interests of Citrus Insurance Company, Inc. a Nevada corporation, so long as the net worth of such Subsidiary is less than $500,000 or (z) any Equity Interests of any Subsidiary set forth on Schedule III to this Agreement;
(b) (i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”);
(c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01;
(d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above;
(e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and
(f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”);
provided, however, that notwithstanding the foregoing, Pledged Collateral shall not include at any time any Timeshare Receivables.
TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities.
(a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities.
(b) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the applicable securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:
(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;
(b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;
(c) except for the security interests granted hereunder (or otherwise permitted under the Credit Agreement), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens other than Liens expressly permitted under Section 6.02 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than transfers made in compliance with the Credit Agreement, and (iv) subject to Section 2.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;
(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law provisions or other organizational documents or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
(e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Lien created by the Loan Documents or permitted under Section 6.02 of the Credit Agreement), however arising, of all Persons whomsoever;
(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, prior to any other Lien on any of the Pledged Securities other than any Liens expressly permitted under Section 6.02 of the Credit Agreement; and
(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and all action by any Grantor necessary or desirable to protect and perfect the Lien on the Pledged Collateral has been duly taken.
SECTION 2.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. (a) Each Grantor acknowledges and agrees that (i) each interest in any limited liability company or limited partnership now or hereafter Controlled by such Grantor, pledged hereunder and represented by a certificate shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate.
(a) Each Grantor further acknowledges and agrees that (i) each interest in any limited liability company or limited partnership now or hereafter Controlled by such Grantor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless such Grantor provides prior written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is immediately delivered to the Collateral Agent pursuant to the terms hereof.
SECTION 2.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or secured party, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent written copies of any notices or other communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof. The Collateral Agent shall at all times have the right to exchange any certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
SECTION 2.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement

(which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraphs (g) or (h) of Article VII of the Credit Agreement):
(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.
(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.
(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). This paragraph (iii) shall not apply to dividends between or among the Borrower, the Grantors and any Subsidiaries only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Collateral Agent in writing, specifically referring to this Section 2.06 at the time of such dividend and takes any actions the Collateral Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.
(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors in writing of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.
(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors in writing of the suspension of their rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.
(d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 2.06 (i) shall be in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property
SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
(i) all Accounts;
(ii) all Chattel Paper;
(iii) all cash and Deposit Accounts;
(iv) all Documents;
(v) all Equipment;
(vi) all General Intangibles;
(vii) all Instruments;
(viii) all Inventory;
(ix) all Investment Property;
(x) all Letter-of-Credit Rights;
(xi) all Commercial Tort Claims;
(xii) all books and records pertaining to the Article 9 Collateral; and
(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, however, that notwithstanding the foregoing, Article 9 Collateral shall not include at any time (A) any Excluded Collateral, (B) any property to the extent that a grant of a security interest in or other Lien on such property, or the perfection of any such Lien, is prohibited by any law; provided that such security interest in or Lien on such property, or the perfection of such Lien, shall be included in the Collateral immediately at such time it is no longer prohibited by any such law, (C) any Grantor’s rights or interests under any contract or agreement to which such Grantor is a party (other than a Material Contract) to the extent that (1) such rights or interests are not assignable or capable of being encumbered under the terms of the contract or agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law, including Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC, in respect of the grant of a security interest hereunder), without the consent of the other applicable party thereto and (2) such consent has not been obtained; provided, however, that such security interest shall attach immediately at such time as such contract or agreement may be assigned or is capable of being so encumbered or such consent has been obtained, as the case may be, and, to the extent severable, shall attach immediately to any portion of such contract or agreement that may be assigned or encumbered or such consent has been obtained, as the case may be, including any Proceeds of such contract or agreement, or (D) any vehicle subject to a certificate of title or similar statute and having a value of less than $100,000.
For the avoidance of doubt, and in furtherance and not limitation of any other provision herein, the Article 9 Collateral shall include an assignment, as security for the Obligations, of the Material Contracts and all of each Grantor’s rights thereunder, including all payments of any kind for or with respect to the obligations under a Material Contract and the right to make all waivers, amendments and agreements, to exercise any election or option, to grant any consent, waiver or approval, to give and receive duplicate copies of all notices and other instruments or communications, to declare any default, to take such action and exercise such rights and remedies including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by a Material Contract or by law, and to do any and all other things whatsoever which the Collateral Agent or parties to a Material Contract are or may be entitled to do under such Material Contracts.
(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets, other than time share receivables and consumer loans” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.
Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.
(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral, including the Material Contracts.
SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:
(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.
(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent, the Collateral Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.10 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected first-priority security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent (each such agreement, an “IP Security Agreement”)), and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).
(c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected first-priority security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a first-priority security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or the IP Security Agreements) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted under Section 6.02 of the Credit Agreement.
(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted under Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted under Section 6.02 of the Credit Agreement. No Grantor holds any Commercial Tort Claims except as indicated on the Perfection Certificate.
SECTION 3.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number, (iv) its jurisdiction of organization or (v) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Article 9 Collateral owned by it or any office or facility at which Article 9 Collateral owned by it is located (including the establishment of any such new office or facility in respect of any Grantor that is not a registered organization). Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first-priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed. Holdings and the Borrower agree to supplement Schedule IV for any newly created or acquired “Points Based Resort” within 10 business days of such creation or acquisition by delivering to the Collateral Agent a certificate executed by a Responsible Officer of Holdings or the Borrower that designates such Resort as a Resort at which holders of Points Based Time Share Interests are entitled to reserve the use and occupancy of residential accommodations.
(a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.
(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent (i) a certificate executed by a Responsible Officer of each of Holdings and the Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c) and (ii) a certificate executed by a Responsible Officer of each of Holdings and the Borrower certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, re-recordings and re-registrations, containing a description of the Article 9 Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 3.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 3.03(c) shall identify in the format of Schedule V all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.
(c) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted under Section 6.02 of the Credit Agreement.
(d) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.
Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prior notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule V or adding additional schedules hereto to identify specifically any asset or item of a Grantor that may, in the Collateral Agent’s reasonable judgment (in consultation with counsel), constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such

Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.
(e) The Collateral Agent and such Persons as the Collateral Agent may designate shall have the right, at the applicable Grantor’s own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the applicable Grantor’s affairs with the officers of such Grantor and its independent accountants and to verify the existence, validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, if an Event of Default has occurred and is continuing, in the case of Accounts or other Article 9 Collateral in the possession of any third party, by contacting Account Debtors or the third party possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
(f) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization, and the Collateral Agent agrees to notify the applicable Grantor within 10 Business Days following any such discharge or payment (provided that the failure to give such notice shall not affect the Collateral Agent’s rights hereunder, including its right to reimbursement for such expenses pursuant to this clause (g)); provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
(g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.
(h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the

Collateral Agent and the Secured Parties from and against any and all liability for such performance.
(i) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted under Section 6.02 of the Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.
(j) Except as specifically permitted under the Credit Agreement, no Grantor will grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.
(k) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney‑in‑fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.
(l) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:
(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
(b) Deposit Accounts. For each Deposit Account (other than Excluded Accounts) that any Grantor at any time opens or maintains that has a balance in excess of $100,000, such Grantor shall promptly notify the Collateral Agent thereof and, upon the Collateral Agent’s request, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other Person, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein.
(c) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such

Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders from the Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.
(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9‑105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9‑105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.
(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.
SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.
(a) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non‑use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.
(b) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.
(c) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.
(d) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly (and in any event within 10 days after any such filing) notifies the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney‑in‑fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
(e) Each Grantor will take all reasonably necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
(f) In the event that any Grantor has actual knowledge that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.
(g) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License, and each other material License, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.
ARTICLE IV

Remedies
SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
SECTION 4.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:
FIRST, to the payment of all costs and expenses incurred by, and indemnities then owing to, the Collateral Agent or the Administrative Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent and/or the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;
SECOND, to the payment in full of Unfunded Advances owed to the Administrative Agent;
THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and
FOURTH, to the extent of the balance of such proceeds after application in accordance with the foregoing, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent after the occurrence of an Event of Default shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.
SECTION 4.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
SECTION 4.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective affiliates and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 4.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 4.05 may be specifically enforced.
SECTION 4.06. Disposition of Collateral. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Secured Party may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions.
ARTICLE V

Indemnity, Subrogation and Subordination
SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that in the event any assets of Holdings or any Subsidiary Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify Holdings or such Subsidiary Grantor, as applicable, in an amount equal to the greater of the book value or the fair market value of the assets so sold.
SECTION 5.02. Contribution and Subrogation. Each Grantor (other than the Borrower) (a “Contributing Grantor”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor (other than the Borrower) shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Grantor (the “Claiming Grantor”) shall not have been fully indemnified by the Borrower as provided in

Section 5.01, the Contributing Grantor shall indemnify the Claiming Grantor in an amount equal to the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Grantor on the date hereof and the denominator shall be the aggregate net worth of all the Grantors (other than the Borrower) on the date hereof (or, in the case of any Subsidiary Grantor becoming a party hereto pursuant to Section 6.16, the date of the supplement hereto executed and delivered by such Subsidiary Grantor). Any Contributing Grantor making any payment to a Claiming Grantor pursuant to this Section 5.02 shall (subject to Section 5.03) be subrogated to the rights of such Claiming Grantor under Section 5.01 to the extent of such payment.
SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of Holdings and the Subsidiary Grantors under Sections 5.01 and 5.02 and all other rights of Holdings and the Subsidiary Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any other Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of Holdings or any Subsidiary Grantor with respect to its obligations hereunder, and each of Holdings and each Subsidiary Grantor shall remain liable for the full amount of its obligations hereunder.
(a) Each Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations; provided that, as long as no Event of Default shall have occurred and be continuing and until notice to the contrary shall have been received by any Grantor from the Collateral Agent (except when an Event of Default described in clause (g) or (h) of Article VII of the Credit Agreement has occurred and is continuing in which case no such notice shall be required), nothing in this Section 5.03(b) shall prohibit any payments or distributions permitted by the Credit Agreement.
ARTICLE VI

Miscellaneous
SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of Holdings as provided in Section 9.01 of the Credit Agreement.
SECTION 6.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a first-priority security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit

Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.
SECTION 6.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Collateral Agent or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended pursuant to the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or been terminated.
SECTION 6.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.
SECTION 6.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay all reasonable out‑of‑pocket expenses incurred by the Collateral Agent and reimburse the Collateral Agent’s other expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement, including the reasonable fees, charges and disbursements of its counsel, in connection with (i) the preparation, execution, delivery and administration of this Agreement and any other Security Document, (ii) the custody and preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or under any Security Document or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.
(a) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent, the other Secured Parties and each Related Party of any of the Secured Parties against, and hold the Collateral Agent, each other Secured Party and each Related Party of any of the foregoing harmless from, any and all losses, claims, damages, liabilities, and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Secured Party and its Related Parties, incurred by or asserted against any Secured Party or its Related Parties arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Secured Party or any of its Related Parties is a party thereto or whether initiated by a third party or by a Grantor or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Secured Party or any of its Related Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Secured Party or such Related Party. To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives any claim against any Secured Party and its Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loans or the use of proceeds thereof.
(b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 6.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral (including completing any stock powers or other instruments of transfer delivered pursuant to Section 2.02(c)), and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment. Upon termination of this Agreement, the Collateral Agent’s rights as attorney-in-fact shall terminate.
SECTION 6.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or any other Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan under the Credit Agreement shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor any other or further notice or demand in similar or other circumstances.
(a) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement. Each of Holdings and the Borrower agrees that it shall not permit any amendment or modification of the Credit Agreement if the effect of such amendment or modification would adversely affect in any material respect the rights, duties, liabilities or immunities of the Collateral Agent under any Loan Document to which it is a party.
SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.
SECTION 6.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 6.04. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 6.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 6.14. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.
(a) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 6.14. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b) Each Grantor hereby irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of the Collateral Agent to serve process in any other manner permitted by law.
SECTION 6.15. Termination or Release. (a) This Agreement, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate when all the Obligations (other than contingent indemnification obligations as to which no claim has been made) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(a) A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Grantor ceases to be a Subsidiary.
(b) Upon (i) any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor or (ii) the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.
(c) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 6.06, the Borrower shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 6.15.
SECTION 6.16. Additional Subsidiaries. Any Subsidiary that is required to become a Subsidiary Grantor pursuant to Section 5.10 of the Credit Agreement shall enter into this Agreement as a Subsidiary Grantor within the time period specified in Section 5.10 of the Credit Agreement. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto (a “Supplement”), such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
SECTION 6.17. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor now or hereafter existing under this Agreement and other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 6.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 6.18. Maximum Liability. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the maximum liability of each Grantor under this Agreement and under any other Loan Document shall not exceed an amount equal to the largest amount that would not render such Grantor’s obligations hereunder and under any other Loan Document subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any equivalent provision of any other Debtor Relief Law.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DIAMOND RESORTS CORPORATION,
by

Name:
Title:

DIAMOND RESORTS INTERNATIONAL, INC.,
by

Name:
Title:

[Subsidiary Guarantors]

By:
Name:
Title:

Acting on behalf of each of the Subsidiaries set forth above

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,
by

Name:
Title:

Schedule I to the
Security Agreement

SUBSIDIARY GRANTORS

Entity Name	Jurisdiction of Organization

Schedule II to the
Security Agreement

PLEDGED EQUITY INTERESTS
CERTIFICATED INTERESTS

Issuer	Jurisdiction of Organization/Formation	Registered Owner	Percentage of Equity Interests	Number and Class of Equity Interest	Number of Certificate

NON-CERTIFICATED INTERESTS

Issuer	Jurisdiction of Organization/Formation	Registered Owner	Percentage of Equity Interests	Number and Class of Equity Interest	Number of Certificate

II-2

SPECIAL PURPOSE SECURITIZATION ENTITIES

Issuer	Jurisdiction of Organization/Formation	Registered Owner	Percentage of Equity Interests	Number and Class of Equity Interest	Number of Certificate

II-3

PLEDGED DEBT SECURITIES

Issuer	Creditor	Principal Amount	Outstanding Amount	Date of Note	Maturity Date

Schedule III to the
Security Agreement

EXCLUDED EQUITY INTERESTS

Schedule IV to the
Security Agreement

RESORTS

Name of Resort	Location of Sales	Point Based Resort?	If Points Based, Owner of Real Property Rights

Schedule V to the
Security Agreement

COPYRIGHTS OWNED BY BORROWER AND SUBSIDIARY GRANTORS
U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

Non-U.S. Copyright Registrations

Country	Title	Reg. No.	Author

Non-U.S. Pending Copyright Applications for Registration

Country	Title	Author	Class	Date Filed

COPYRIGHTS OWNED BY HOLDINGS
U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

Non-U.S. Copyright Registrations

Country	Title	Reg. No.	Author

Non-U.S. Pending Copyright Applications for Registration

Country	Title	Author	Class	Date Filed

PATENTS OWNED BY BORROWER AND SUBSIDIARY GRANTORS

U.S. Patents

Patent No.	Issue Date

U.S. Patent Applications

Patent Application No.	Filing Date

Non-U.S. Patents

Country	Issue Date	Patent No.

Non-U.S. Patent Applications

Country	Filing Date	Patent Application No.

PATENTS OWNED BY HOLDINGS

U.S. Patents

Patent No.	Issue Date

U.S. Patent Applications

Patent Application No.	Filing Date

Non-U.S. Patents

Country	Issue Date	Patent No.

Non-U.S. Patent Applications

Country	Filing Date	Patent Application No.

TRADEMARK/TRADE NAMES OWNED BY BORROWER AND SUBSIDIARY GRANTORS
U.S. Trademark Registrations

Owner Entity	Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Applicant Entity	Mark	Filing Date	Application No.

State Trademark Registrations

State	Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Registrations

Country	Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Mark	Application Date	Application No.

Trade Names

Owner Entity	Country Where Used	Trade Names

TRADEMARK/TRADE NAMES OWNED BY HOLDINGS
U.S. Trademark Registrations

U.S. Trademark Applications

State Trademark Registrations

Non-U.S. Trademark Registrations

Non-U.S. Trademark Applications

Trade Names

LICENSES
Licenses/Sublicenses of Borrower and Subsidiary Grantors as Licensor/Sublicensor on Date Hereof
A.  Copyrights
U.S. Copyrights

Licensee Name and Address	Date of License/ Sublicense	Title of U.S. Copyright	Author	Reg. No.

Non-U.S. Copyrights

Country	Licensee Name and Address	Date of License/ Sublicense	Title of Non-U.S. Copyrights	Author	Reg. No.

B.  Patents
U.S. Patents

Licensee Name and Address	Date of License/ Sublicense	Issue Date	Patent No.

U.S. Patent Applications

Licensee Name and Address	Date of License/ Sublicense	Date Filed	Application No.

Non-U.S. Patents

Country	Licensee Name and Address	Date of License/ Sublicense	Issue Date	Non-U.S. Patent No.

Non-U.S. Patent Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Date Filed	Application No.

C.  Trademarks
U.S. Trademarks

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Date Filed	Application No.

Non-U.S. Trademarks

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Date Filed	Application No.

D.  Others

Licensee Name and Address	Date of License/ Sublicense	Subject Matter

LICENSES

Licenses/Sublicenses of Holdings as Licensor/Sublicensor on Date Hereof
A.  Copyrights
U.S. Copyrights

Licensee Name and Address	Date of License/ Sublicense	Title of U.S. Copyright	Author	Reg. No.

Non-U.S. Copyrights

Country	Licensee Name and Address	Date of License/ Sublicense	Title of Non-U.S. Copyrights	Author	Reg. No.

B.  Patents
U.S. Patents

Licensee Name and Address	Date of License/ Sublicense	Issue Date	Patent No.

U.S. Patent Applications

Licensee Name and Address	Date of License/ Sublicense	Date Filed	Application No.

Non-U.S. Patents

Country	Licensee Name and Address	Date of License/ Sublicense	Issue Date	Non-U.S. Patent No.

Non-U.S. Patent Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Date Filed	Application No.

NONE

C.  Trademarks
U.S. Trademarks

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Date Filed	Application No.

Non-U.S. Trademarks

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Date Filed	Application No.

D.  Others

Licensee Name and Address	Date of License/ Sublicense	Subject Matter

Exhibit A to the
Security Agreement

SUPPLEMENT NO. [●] (this “Supplement”) dated as of [●], 20[●] to the Security Agreement dated as of _________, 201_ (the “Security Agreement”), among DIAMOND RESORTS CORPORATION, a Maryland Corporation (the “Borrower”), DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the other Subsidiaries of Holdings from time to time party thereto (each such Subsidiary individually a “Subsidiary Grantor” and collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, the Borrower and Holdings are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the Secured Parties (as defined therein).
A. Reference is made to the Credit Agreement dated as of ___________, 201_     (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) and Collateral Agent. The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and subject to the conditions set forth in, the Credit Agreement.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.
C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 6.16 of the Security Agreement provides that additional Subsidiaries of Holdings may become a Subsidiary Grantor under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.
Accordingly, the Collateral Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 6.16 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security

I-Ex. A-1

for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” and a “Subsidiary Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and (ii) any and all Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.
SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

I-Ex. A-2

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Security Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of Holdings as provided in Section 9.01 of the Credit Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent.

I-Ex. A-3

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],
by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,
by

Name:
Title:

I-Ex. A-4

Schedule I to
Supplement No. [●] to the
Security Agreement

Collateral of the New Subsidiary
EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule V to the
Security Agreement.]

I-Ex. A-5

EXHIBIT B to the
Security Agreement

FORM OF PERFECTION CERTIFICATE

[FORM OF] CLOSING DATE PERFECTION CERTIFICATE
(Dated as of _________, 201_)
Reference is made to (i) the Credit Agreement dated as of ____________, 201_ (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Diamond Resorts Corporation (the “Borrower”), Diamond Resorts International, Inc. (“Parent”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent (in such capacities, together with its successors and assigns, the “Administrative Agent”), (ii) the Guarantee Agreement dated as of _______, 201_ (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Borrower, Parent, the subsidiaries of Parent from time to time party thereto (the “Subsidiary Guarantors”) and the Administrative Agent, and (iii) the Security Agreement dated as of __________, 201_ (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, Parent, the Subsidiary Guarantors and the Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement, the Guarantee or the Security Agreement, as applicable.

The undersigned hereby certifies to the Administrative Agent and each other Secured Party as of the Closing Date, as follows:
Names.
Borrower
The exact legal name of the Borrower, as such name appears in its respective certificate of formation:

Legal Name of Entity

Each other legal name the Borrower has had in the past five years, together with the date of the relevant change: N/A
Except as set forth below, the Borrower has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, included below is the information required by the applicable provisions of Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation: N/A
All other names (including trade names or similar appellations) used by the Borrower or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Current Legal Name	Trade Names/Assumed Names

The Organizational Identification Number, if any, issued by the jurisdiction of formation of the Borrower that is a registered organization:

Legal Name of Entity	Organizational Identification Number

The Federal Taxpayer Identification Number of the Borrower: [only necessary for filing in North Dakota and South Dakota]

Legal Name of Entity	Federal Taxpayer Identification Number

Diamond Resorts Holdings, LLC (“Holdings”) and Diamond Resorts Parent, LLC (“DR Parent”)
(a) The exact legal name of Holdings and DR Parent, as such name appears in its respective certificate of formation:

Legal Name of Entity

(b) Each other legal name Holdings and DR Parent have had in the past five years, together with the date of the relevant change:

Current Legal Name	Prior legal name	Date of change

(c) Holdings has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.

(d) Except as set forth below, DR Parent has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, included below is the information required by the applicable provisions of Sections 1 and 2 of this certificate as to each acquire or constituent party to a merger or consolidation:

(e) All other names (including trade names or similar appellations) used by either Holdings or DR Parent or any of its divisions or other business units in connection with the conduct of the business of either Holdings or DR Parent or the ownership of the properties of either Holdings or DR Parent at any time during the past five years:

Current Legal Name	Trade Names/Assumed Names

(f) The Organizational Identification Number, if any, issued by the jurisdiction of formation of each of Holdings and DR Parent that is or was a registered organization:

Legal Name of Entity	Organizational Identification Number

(g) The Federal Taxpayer Identification Number of each of Holdings and DR Parent: [only necessary for filing in North Dakota and South Dakota.]

Legal Name of Entity	Federal Taxpayer Identification Number

Parent
The exact legal name of Parent, as such name appears in its respective certificate of incorporation:

Legal Name of Entity

Each other legal name Parent has had in the past five years, together with the date of the relevant change:

Current Legal Name	Prior legal name	Date of change

(h) Except as set forth below, Parent has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, included below is the information required by the applicable provisions of Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation:
Diamond Resorts Parent, LLC merged with and into Diamond Resorts International, Inc. on or about July 24, 2013.
All other names (including trade names or similar appellations) used by Parent or any of their divisions or other business units in connection with the conduct of the business of Parent or the ownership of the properties of Parent at any time during the past five years:

Current Legal Name	Trade Names/Assumed Names

The Organizational Identification Number, if any, issued by the jurisdiction of formation of Parent that is a registered organization:

Legal Name of Entity	Organizational Identification Number

The Federal Taxpayer Identification Number of Parent: [only necessary for filing in North Dakota and South Dakota.]

Legal Name of Entity	Federal Taxpayer Identification Number

Subsidiary Guarantors
The exact legal name of each Subsidiary Guarantor (other than Holdings), as such name appears in its respective certificate of formation or incorporation:

Legal Name of Entity
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Each other legal name each Subsidiary Guarantor (other than Holdings) has had, together with the date of the relevant change:

Current Legal Name	Prior Legal Name	Date of Change
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Except as set forth below, no Subsidiary Guarantor (other than Holdings) has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, included below is the information required by the applicable provisions of Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation: N/A
All other names (including trade names or similar appellations) used by each Subsidiary Guarantor (other than Holdings) or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Current Legal Name	Trade Names/Assumed Names

The Organizational Identification Number, if any, issued by the jurisdiction of formation of each Subsidiary Guarantor (other than Holdings) that is a registered organization:

Legal Name of Entity	Organizational Identification Number
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

The Federal Taxpayer Identification Number of each Subsidiary Guarantor (other than Holdings): [only necessary for filing in North Dakota and South Dakota.]

Legal Name of Entity	Federal Taxpayer Identification Number
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Current Locations.
Borrower
The chief executive office of the Borrower is located at:

Name of Entity	Chief Executive Office

All locations where the Borrower maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Location of Books or Records

Name of Entity	Address of books or records location	County

The jurisdiction of formation of the Borrower that is a registered organization:

Name of Entity	Jurisdiction of Organization

All locations where the Borrower maintains any Equipment or other Collateral: None.
All the places of business of the Borrower not identified in paragraph (i), (ii), (iii) or (iv) above: None.

All names and addresses of all Persons other than the Borrower that have possession of any of the Collateral of the Borrower:

Name	Address	Collateral

Holdings and Parent
The chief executive office of each of Holdings and Parent is located at:

Name of Entity	Chief Executive Office

All locations where each of Holdings and Parent maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):
Location of Books or Records

Name of Entity	Address of books or records location	County

The jurisdiction of formation of each of Holdings and Parent that is a registered organization:

Name of Entity	Jurisdiction of Organization

All locations where each of Holdings and Parent maintains any Equipment or other Collateral are set forth:
Location of Collateral

Name of Entity	Address of collateral location	County

All the places of business of each of Holdings and Parent not identified in paragraph (i), (ii), (iii) or (iv) above:

Name of Entity	Location of business

All names and addresses of all Persons, other than Holdings and Parent, that have possession of any of the Collateral of Holdings or Parent:

Name	Address	Collateral

Subsidiary Guarantor
The chief executive office of each Subsidiary Guarantor (other than Holdings) is located at:
10600 West Charleston Boulevard, Las Vegas, Nevada 89135.

All locations where each Subsidiary Guarantor (other than Holdings) maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Location of Books or Records

Name of Entity	Address of books or records location	County

The jurisdiction of formation of each Subsidiary Guarantor (other than Holdings) that is a registered organization:

Name of Entity	Jurisdiction of Organization
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

All locations where each Subsidiary Guarantor (other than Holdings) maintains any Equipment or other Collateral:
Location of Collateral

Name of Entity	Address of Collateral Location	County

All the places of business of each Subsidiary Guarantor (other than Holdings) not identified in paragraph (i), (ii), (iii) or (iv) above:

Name of Entity	Location of Business

All names and addresses of all Persons other than each Subsidiary Guarantor (other than Holdings) that have possession of any of the Collateral of each Subsidiary Guarantor:

Name	Address	Collateral

Unusual Transactions. All Accounts have been originated by the Borrower, Holdings, Parent and the Subsidiary Guarantors (other than Holdings) and all Inventory has been acquired by the Borrower, Holdings, Parent and Subsidiary Guarantors (other than Holdings), in each case in the ordinary course of business.
File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to the Borrower, Holdings, Parent and each Subsidiary Guarantor (other than Holdings) in Section 2 hereof, and such search reports reflect no Liens against any of the Collateral other than those permitted under the Credit Agreement.
UCC Filings.
Financing statements in substantially the form set forth below have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which the Borrower is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to the Borrower in Section 2(A) hereof:
See Schedule 5(A) attached.
Financing statements in substantially the form set forth below have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each of Holdings and Parent is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such entity in Section 2(B) hereof:
See Schedule 5(B) attached.
Financing statements in substantially the form set forth below have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Subsidiary Guarantor (other than Holdings) is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Subsidiary Guarantor (other than Holdings) in Section 2(C) hereof:

See Schedule 5(C) attached.
Schedule of Filings.
Listed below is a true and correct schedule setting forth, with respect to the filings described in Section 5 above, each filing for the Borrower and the filing office in which such filing is to be made:

Name	Filing	Filing Office

Listed below is a true and correct schedule setting forth, with respect to the filings described in Section 5 above, each filing for Holdings and Parent and the filing office in which such filing is to be made:

Name	Filing	Filing Office

Listed below is a schedule setting forth, with respect to the filings described in Section 5 above, each filing for each Subsidiary Guarantor (other than Holdings) and the filing office in which such filing is to be made:

Name	Filing	Filing Office
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Stock Ownership and other Equity Interests. A true and correct list, set forth below, of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest, whether held directly or indirectly, of the Borrower, Holdings, Parent and each Subsidiary Guarantor (other than Holdings), respectively, and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth is each equity investment, whether held directly or indirectly, of the

Borrower, Holdings, Parent and each Subsidiary Guarantor (other than Holdings) that represents 50% or more of the equity of the entity in which such investment was made:
Borrower

Name	Outstanding Equity	Owner

Holdings and Parent

Name	Outstanding Equity	Owner

Subsidiary Guarantors

Name	Outstanding Equity	Owner
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Debt Instruments. A true and correct list, set forth below, of all promissory notes and other evidence of Indebtedness held by the Borrower, Holdings, Parent and each Subsidiary Guarantor (other than Holdings), respectively, that are required to be pledged under the Collateral Agreement, including all intercompany notes:

Borrower

Issuer	Principal Amount	Date of Note	Maturity Date

Holdings and Parent

Name	Debt Instrument

Subsidiary Guarantors

Name	Debt Instrument

Advances. A true and correct list is set forth below of all advances made by Parent to any Subsidiary of Parent, or made by any Subsidiary of Parent to Parent or to any other Subsidiary of Parent (other than those identified in Section 8 above), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Collateral Agreement. A true and correct list is also set forth of all unpaid intercompany transfers of goods sold and delivered by or to Parent or any Subsidiary of Parent:
Borrower

Name	Advances

Holdings and Parent

Name	Advances

Subsidiary Guarantors

Name	Advances

Mortgage Filings. Listed below are schedules setting forth, with respect to each mortgaged property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause, (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein, and (d) an estimate of the fair market value of such property.

Property	(a) Owner	(c) Filing Office	(d) Book Value

Intellectual Property.
Borrower
Set out below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct list setting forth all of the Borrower’s Patents, Patent Licenses and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent, Patent License and Patent Application owned or licensed, as applicable, by the Borrower:

Name	Patents

Set out below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct list setting forth all of the Borrower’s Trademarks, Trademark Licenses and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark, Trademark License and Trademark application owned or licensed, as applicable, by the Borrower:

Name	Trademarks

Set out below, in proper form for filing with the United States Copyright Office, is a true and correct schedule setting forth all of the Borrower’s Copyrights (including the name of the registered owner, title, the registration number and the expiration date (if already registered), Copyright Licenses (including the name of the registered owner, title, the registration number and the expiration date (if already registered)) and Copyright Applications

(including the name of the registered owner and title) of each Copyright, Copyright License and Copyright Application owned or licensed, as applicable, by the Borrower:

Name	Copyrights

Holdings and Parent
Set forth below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct list setting forth all of each of Holdings’ and Parent’s Patents, Patent Licenses and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent, Patent License and Patent Application owned or licensed, as applicable, by either Holdings or Parent:

Name	Patents

Set forth below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct a list setting forth all of each of Holdings’ and Parent’s Trademarks, Trademark Licenses and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark, Trademark License and Trademark application owned or licensed, as applicable, by either Holdings or Parent:

Name	Trademarks	International Class	Registration Number	Registration Date

Set forth below, in proper form for filing with the United States Copyright Office, is a true and correct list setting forth all of each of Holdings’ and Parent’s Copyrights (including the name of the registered owner, title, the registration number and the expiration date (if already registered), Copyright Licenses (including the name of the registered owner, title, the registration number and the expiration date (if already registered) and Copyright Applications (including the name of the registered owner and title) of each Copyright, Copyright License and Copyright Application owned or licensed, as applicable, by either Holdings or Parent:

Name	Copyrights

Subsidiary Guarantors
Set forth below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct list setting forth all of each Subsidiary Guarantor’s (other than Holdings’) Patents, Patent Licenses and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent, Patent License and Patent Application owned or licensed by any Subsidiary Guarantor (other than Holdings):

Name	Patents

Set forth below, in proper form for filing with the United States Patent and Trademark Office, is a true and correct list setting forth all of each Subsidiary Guarantor’s (other than Holdings’) Trademarks, Trademark Licenses and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark, Trademark License and Trademark application owned or licensed, as applicable, by any Subsidiary Guarantor (other than Holdings):

Name	Trademarks

Set forth below, in proper form for filing with the United States Copyright Office, is a true and correct list setting forth all of each Subsidiary Guarantor’s (other than Holdings’) Copyrights (including the name of the registered owner, title and the expiration date (if already registered)), Copyright Licenses (including the name of the registered owner, title and the expiration date (if already registered)) and Copyright Applications (including the name of the registered owner and title) of each Copyright, Copyright License and Copyright Application owned or licensed by any Subsidiary Guarantor (other than Holdings):

Name	Copyrights

Commercial Tort Claims

Set forth below is a true and correct list of commercial tort claims in excess of $500,000 held by the Borrower, including a brief description thereof:

Claim	Amount

Set forth below is a true and correct list of commercial tort claims in excess of $500,000 held by either Holdings or Parent, including a brief description thereof:

Claim	Amount

Set forth below is a true and correct list of commercial tort claims in excess of $500,000 held by any Subsidiary Guarantor (other than Holdings), including a brief description thereof:

Claim	Amount

Deposit Accounts.
A true and correct list of deposit accounts maintained by the Borrower is set forth below, including the name and address of the depositary institution, the type of account and the account number:

Name	Deposit Accounts

A true and correct list of deposit accounts maintained by each of Holdings and Parent is set forth below, including the name and address of the depositary institution, the type of account and the account number:

Name	Deposit Accounts

A true and correct list of deposit accounts maintained by each Subsidiary Guarantor, (other than Holdings) is set forth below, including the name and address of the depositary institution, the type of account and the account number:
See Schedule II (attached).

Securities Accounts.
A true and correct list of securities accounts maintained by the Borrower is set forth below, including the name and address of the intermediary institution, the type of account and the account number:

Name	Securities Accounts

A true and correct list of securities accounts maintained by each of Holdings and Parent is set forth below, including the name and address of the intermediary institution, the type of account and the account number:

Name	Securities Accounts

A true and correct list of securities accounts maintained by each Subsidiary Guarantor (other than Holdings) is set forth below, including the name and address of the intermediary institution, the type of account and the account number:
See Schedule II (attached).

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Perfection Certificate as of             , 201 .

DIAMOND RESORTS CORPORATION, a Maryland corporation By: Name: ________________________ Its: ________________________

DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation By: Name: ________________________ Its: ________________________

Schedule I

Trade Names

Owner Entity	Country Where Used	Trade Names

State Trademark Registrations

State	Mark	Reg. Date	Expiration Date	Reg. No.

TRADEMARK/TRADE NAMES OWNED BY PARENT AND HOLDINGS
U.S. Trademark Registrations

Owner Entity	Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Applicant Entity	Mark	Filing Date	Application No.

State Trademark Registrations

State	Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Registrations

Country	Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Mark	Application Date	Application No.

Trade Names

Country(s) Where Used	Trade Names

Schedule II

Accounts Maintained by Subsidiary Guarantors

Name and Address of Depositary (Deposit Accounts)	Account Name	Type of Account	Account Number

Schedule III

Location of Business

Description of Property	Address / Location	Lessee	Lessor	Term (Start and End Date)

Schedule 5(A)

Forms of UCC-1 Financing Statement (Borrower)

To be attached.

Schedule 5(B)

Forms of UCC-1 Financing Statements (Holdings and Parent)

To be attached.

Exhibit B to the
Security Agreement

Schedule 5(C)

Forms of UCC-1 Financing Statements (Subsidiary Guarantors (other than Holdings))

To be attached.